Exhibit 99.1

New Independent Clinical Study of no!no! Hair Shows Substantial and Statistically Significant Reduction in Hair Regrowth on a Range of Skin Types and Hair Colors

HORSHAM, Pa.--(BUSINESS WIRE)--August 7, 2014--PhotoMedex, Inc. (NasdaqGS and TASE:PHMD) today announced that a new independent clinical study demonstrated a substantial reduction in hair regrowth following use of no!no! Hair using proprietary Thermicon™ technology. PhotoMedex’s consumer products subsidiary Radiancy Inc. manufactures and sells the no!no! product line worldwide.

The study was conducted by the Consumer Product Testing Company, a world leader in contract laboratory testing of consumer medical and healthcare products and funded by the company. The study included 44 subjects with Fitzpatrick skin types II-VI and with blonde, black and brown hair. The subjects were treated on their arms and legs for 12 weeks. Quantitative hair counts were made by an independent evaluator reviewing a total of 160 treatment sites on the subjects over the course of three visits by each subject.

The statistically significant results (p<0.001) of this clinical trial conclusively demonstrated a substantial reduction in hair regrowth in the treated areas. The company will seek to publish the results in a peer-reviewed journal in the near future or will otherwise make the final study report available on its website.

PhotoMedex CEO Dolev Rafaeli stated, “This important new study directly contradicts the claims of certain of our competitors, who have sought to mislead consumers with a highly flawed study and claims. Beginning in 2011, Radiancy substantially curtailed its advertising claims regarding the effectiveness of the no!no! Hair in an effort to deter overzealous plaintiffs lawyers from bringing meritless claims against the company.”

Dr. Rafaeli added, “We will closely evaluate the results of this study as a basis for expanding our advertising claims to provide consumers with accurate information about the safety and effectiveness of our no!no! Hair product line, the category leader. The decision to undertake this blinded study was partly influenced by continued unsubstantiated assertions in the marketplace from failing competitors and dishonest short-sellers of our common stock about the effectiveness of no!no! Hair, beginning with a competitor’s unsuccessful and ultimately dismissed court battle in 2012."

Radiancy has a long-standing commitment to offering consumers products with demonstrated track records of safety and effectiveness. Radiancy has sold more than five million no!no! Hair products worldwide. Consumer testimonials have attested to the fact that with proper and continued use, no!no! Hair is a safe and effective product for immediate and long-lasting hair removal results for women and men of all hair color and skin types.

Radiancy remains committed to demonstrating the validity of consumer testimonials and previous clinical studies as to the effectiveness and safety of the no!no! Hair product line, and confirms that with proper and continued use no!no! Hair provides safe, painless and long-lasting hair-removal results.

About Radiancy

Founded in 1998 and merged with PhotoMedex in December 2011, Radiancy Inc. is a leading developer, manufacturer and seller of home-use and professional aesthetic and dermatological devices. The company sells a range of home-use devices under its proprietary no!no!™ brand for various indications including hair removal, acne treatment and skin rejuvenation. The company also offers a professional product line that addresses acne clearance, skin tightening, psoriasis care and hair removal sold to physician clinics and spas.

Radiancy’s products are supported by two core proprietary technologies known as LHE™ (Light & Heat Energy) and Thermicon™. The company’s LHE™ technology is superior in cost performance, efficacy and ease of application to both laser and intense pulse light (IPL) technologies. LHE™ combines the use of direct heat and a wide-spectrum light source and allows very large treatment spot sizes with less discomfort without the requirement of skin cooling.

LHE™ technology is incorporated in Radiancy’s FDA-cleared professional devices as well as its consumer products.

About Consumer Product Testing Company

Consumer Product Testing Company, based in Fairfield, N.J., is a worldwide leader in the contract laboratory testing of cosmetics, personal care, pharmaceuticals, medical devices and specialty chemicals. It was incorporated in 1975.

About PhotoMedex

PhotoMedex, Inc. is a Global Health products and services company providing integrated disease management and aesthetic solutions to dermatologists, professional aestheticians, ophthalmologists, optometrists, consumers and patients. The Company provides proprietary products and services that address skin conditions including psoriasis, vitiligo, acne, actinic keratosis, photo damage and unwanted hair, as well as fixed-site laser vision correction services at our LasikPlus® vision centers. Its experience in the physician market provides the platform to expand its skin health solutions to spa markets, as well as traditional retail, online and infomercial outlets for home-use products. PhotoMedex sells home-use devices under the no!no!™ brand for various indications including hair removal, acne treatment and skin rejuvenation. The company also offers a professional product line for acne clearance, skin tightening, psoriasis care and hair removal sold to physician clinics and spas. PhotoMedex further expanded its base through the acquisition of LCA-Vision Inc., a leading provider of laser vision correction services under the LasikPlus® brand. LCA-Vision operates 60 LasikPlus® vision centers in the U.S., including 51 full-service LasikPlus® fixed-site laser vision correction centers and nine pre- and post-operative LasikPlus® satellite centers. LCA-Vision has performed more than 1.3 million procedures since FDA approval of photorefractive keratectomy (PRK) in late 1995.

SAFE HARBOR STATEMENT

This press release contains forward looking statements, including, but not limited to statements relating to PhotoMedex’s future financial performance, strategies, potential sales and earnings growth. Some portions of this release, particularly those describing PhotoMedex' strategies, operating expense reductions and business plans will contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks, uncertainties and other factors. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including any statements of the plans, strategies and objectives of management for future operations; any statements regarding product development, product extensions, product integration or product marketing; any statements regarding continued compliance with government regulations, changing legislation or regulatory environments; any statements of expectation or belief and any statements of assumptions underlying any of the foregoing. In addition, there are risks and uncertainties related to successfully integrating the products and employees of the Company and Radiancy, as well as the ability to ensure continued regulatory compliance, performance and/or market growth. These risks, uncertainties and other factors, and the general risks associated with the businesses of the Company described in the reports and other documents filed with the SEC, could cause actual results to differ materially from those referred to, implied or expressed in the forward-looking statements. The Company cautions readers not to rely on these forward-looking statements. All forward-looking statements are based on information currently available to the Company and are qualified in their entirety by this cautionary statement. The Company anticipates that subsequent events and developments will cause its views to change. The information contained in this conference call speaks as of the date hereof and the Company has or undertakes no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

CONTACT:
LHA
Kim Sutton Golodetz, 212-838-3777
Kgolodetz@lhai.com
or
Bruce Voss, 310-691-7100
Bvoss@lhai.com
or
PhotoMedex, Inc.
Dennis McGrath, 215-619-3287
Chief Financial Officer
info@photomedex.com